UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2022

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 7, 2022, GoPro, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”). Present at the Meeting in person or by valid proxy were holders of 93,573,813 shares of Class A Common Stock, and holders of 250,360,700 shares of Class B Common Stock, or 87.38% of the eligible votes, and constituting a quorum. Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 11, 2022 (the “Record Date”) and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. At the Meeting, the Company’s stockholders voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2022:

1.To elect ten directors, all of whom are currently serving on our board of directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.
2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
3.    To approve the advisory (non-binding) resolution on executive compensation.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nicholas Woodman	318,922,021	1,343,280	23,669,212
Tyrone Ahmad-Taylor	318,754,372	1,510,929	23,669,212
Kenneth Goldman	316,043,259	4,222,042	23,669,212
Peter Gotcher	318,813,178	1,452,123	23,669,212
Shaz Kahng	319,226,608	1,038,693	23,669,212
James Lanzone	319,014,488	1,250,813	23,669,212
Alexander Lurie	319,074,541	1,190,760	23,669,212
Susan Lyne	318,602,268	1,663,033	23,669,212
Frederic Welts	318,763,465	1,501,836	23,669,212
Lauren Zalaznick	316,075,974	4,189,327	23,669,212

Each of the nine nominees was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions

342,827,528	586,403	520,582

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. There were no broker non-votes on this matter.

Proposal 3: Approval of Advisory (Non-Binding) Resolution on Executive Compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
318,226,650	1,604,563	434,088	23,669,212

The stockholders approved the advisory (non-binding) resolution on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: June 13, 2022	By: /s/ Eve T. Saltman
Eve T. Saltman Senior Vice President, Corporate & Business Development, Chief Legal Officer and Secretary